Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Third Quarter Ended September 30, 2025

Schaffhausen, Switzerland, October 30, 2025 -- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a fabless global company that provides high-performance, semiconductor-based power electronics solutions, today announced financial results for the quarter ended September 30, 2025.

The financial results for the quarter ended September 30, 2025 were as follows:

●

Revenue was $737.2 million for the quarter ended September 30, 2025, a 10.9% increase from $664.6 million for the quarter ended June 30, 2025 and an 18.9% increase from $620.1 million for the quarter ended September 30, 2024.

●	GAAP gross margin was 55.1% for the quarter ended September 30, 2025, compared with 55.4% for the quarter ended September 30, 2024.

●

Non-GAAP gross margin (1) was 55.5% for the quarter ended September 30, 2025, excluding the impact of $1.9 million for stock-based compensation and related expenses, $0.5 million for deferred compensation plan expense and $0.3 million for amortization of acquisition-related intangible assets, compared with 55.8% for the quarter ended September 30, 2024, excluding the impact of $1.7 million for stock-based compensation and related expenses, $0.5 million for deferred compensation plan expense and $0.3 million for amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $211.0 million for the quarter ended September 30, 2025, compared with $179.4 million for the quarter ended September 30, 2024.

●

Non-GAAP operating expenses (1) were $148.3 million for the quarter ended September 30, 2025, excluding $59.0 million for stock-based compensation and related expenses and $3.7 million for deferred compensation plan expense, compared with $125.2 million for the quarter ended September 30, 2024, excluding $50.7 million for stock-based compensation and related expenses and $3.5 million for deferred compensation plan expense.

●	GAAP operating income was $195.2 million for the quarter ended September 30, 2025, compared with $164.0 million for the quarter ended September 30, 2024.

●

Non-GAAP operating income (1) was $260.6 million for the quarter ended September 30, 2025, excluding $60.9 million for stock-based compensation and related expenses, $4.2 million for deferred compensation plan expense and $0.3 million for amortization of acquisition-related intangible assets, compared with $220.8 million for the quarter ended September 30, 2024, excluding $52.4 million for stock-based compensation and related expenses, $4.0 million for deferred compensation plan expense and $0.3 million for amortization of acquisition-related intangible assets.

●	GAAP other income, net was $10.4 million for the quarter ended September 30, 2025, compared with $10.3 million for the quarter ended September 30, 2024.

●

Non-GAAP other income, net (1) was $6.6 million for the quarter ended September 30, 2025, excluding $3.8 million for deferred compensation plan income, compared with $6.4 million for the quarter ended September 30, 2024, excluding $3.9 million for deferred compensation plan income.

●	GAAP income before income taxes was $205.6 million for the quarter ended September 30, 2025, compared with $174.3 million for the quarter ended September 30, 2024.

●

Non-GAAP income before income taxes (1) was $267.2 million for the quarter ended September 30, 2025, excluding $60.9 million for stock-based compensation and related expenses, $0.4 million for net deferred compensation plan expense and $0.3 million for amortization of acquisition-related intangible assets, compared with $227.2 million for the quarter ended September 30, 2024, excluding $52.4 million for stock-based compensation and related expenses, $0.3 million for amortization of acquisition-related intangible assets and $0.1 million for net deferred compensation plan expense.

●

GAAP net income was $178.3 million and $3.71 per diluted share for the quarter ended September 30, 2025. Comparatively, GAAP net income was $144.4 million and $2.95 per diluted share for the quarter ended September 30, 2024.

●

Non-GAAP net income (1) was $227.1 million and $4.73 per diluted share for the quarter ended September 30, 2025, excluding $60.9 million for stock-based compensation and related expenses, $0.4 million for net deferred compensation plan expense, $0.3 million for amortization of acquisition-related intangible assets and $12.8 million for related tax effects, compared with $198.8 million and $4.06 per diluted share for the quarter ended September 30, 2024, excluding $52.4 million for stock-based compensation and related expenses, $0.3 million for amortization of acquisition-related intangible assets, $0.1 million for net deferred compensation plan expense and $1.5 million for related tax effects.

The financial results for the nine months ended September 30, 2025 were as follows:

●	Revenue was $2,039.3 million for the nine months ended September 30, 2025, a 28.6% increase from $1,585.4 million for the nine months ended September 30, 2024.

●	GAAP gross margin was 55.2% for the nine months ended September 30, 2025, compared with 55.3% for the nine months ended September 30, 2024.

●

Non-GAAP gross margin (1) was 55.5% for the nine months ended September 30, 2025, excluding the impact of $5.5 million for stock-based compensation and related expenses, $0.9 million for deferred compensation plan expense and $0.9 million for amortization of acquisition-related intangible assets, compared with 55.7% for the nine months ended September 30, 2024, excluding the impact of $5.2 million for stock-based compensation and related expenses, $1.1 million for deferred compensation plan expense and $0.9 million for amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $596.8 million for the nine months ended September 30, 2025, compared with $500.4 million for the nine months ended September 30, 2024.

●

Non-GAAP operating expenses (1) were $419.5 million for the nine months ended September 30, 2025, excluding $169.4 million for stock-based compensation and related expenses, $7.8 million for deferred compensation plan expense and $0.1 million for amortization of acquisition-related intangible assets, compared with $340.3 million for the nine months ended September 30, 2024, excluding $151.7 million for stock-based compensation and related expenses, $8.4 million for deferred compensation plan expense and $0.1 million for amortization of acquisition-related intangible assets.

●	GAAP operating income was $528.7 million for the nine months ended September 30, 2025, compared with $376.1 million for the nine months ended September 30, 2024.

●

Non-GAAP operating income (1) was $713.3 million for the nine months ended September 30, 2025, excluding $175.0 million for stock-based compensation and related expenses, $8.7 million for deferred compensation plan expense and $1.0 million for amortization of acquisition-related intangible assets, compared with $543.4 million for the nine months ended September 30, 2024, excluding $156.9 million for stock-based compensation and related expenses, $9.5 million for deferred compensation plan expense and $1.0 million for amortization of acquisition-related intangible assets.

●	GAAP other income, net was $27.7 million for the nine months ended September 30, 2025, compared with $27.3 million for the nine months ended September 30, 2024.

●

Non-GAAP other income, net (1) was $19.7 million for the nine months ended September 30, 2025, excluding $8.0 million for deferred compensation plan income, compared with $18.2 million for the nine months ended September 30, 2024, excluding $9.2 million for deferred compensation plan income.

●	GAAP income before income taxes was $556.4 million for the nine months ended September 30, 2025, compared with $403.4 million for the nine months ended September 30, 2024.

●

Non-GAAP income before income taxes (1) was $733.1 million for the nine months ended September 30, 2025, excluding $175.0 million for stock-based compensation and related expenses, $1.0 million for amortization of acquisition-related intangible assets and $0.7 million for net deferred compensation plan expense, compared with $561.5 million for the nine months ended September 30, 2024, excluding $156.9 million for stock-based compensation and related expenses, $1.0 million for amortization of acquisition-related intangible assets and $0.3 million for net deferred compensation plan expense.

●

GAAP net income was $445.8 million and $9.28 per diluted share for the nine months ended September 30, 2025. Comparatively, GAAP net income was $337.3 million and $6.89 per diluted share for the nine months ended September 30, 2024.

●

Non-GAAP net income (1) was $623.1 million and $12.98 per diluted share for the nine months ended September 30, 2025, excluding $175.0 million for stock-based compensation and related expenses, $1.0 million for amortization of acquisition-related intangible assets, $0.7 million for net deferred compensation plan expense and $0.7 million for related tax effects, compared with $491.4 million and $10.04 per diluted share for the nine months ended September 30, 2024, excluding $156.9 million for stock-based compensation and related expenses, $1.0 million for amortization of acquisition-related intangible assets, $0.3 million for net deferred compensation plan expense and $4.1 million for related tax effects.

The following is a summary of revenue by end market (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
End Market	2025	2024	2025	2024
Storage and Computing	$186,572	$143,993	$570,403	$365,069
Enterprise Data	191,482	184,459	468,370	521,397
Automotive	151,540	111,344	441,576	285,629
Communications	79,868	71,884	225,322	162,095
Consumer	72,399	64,401	189,009	144,704
Industrial	55,315	44,038	144,624	106,541
Total	$737,176	$620,119	$2,039,304	$1,585,435

“Our results demonstrate our continued success in transforming from a chip-only, semiconductor supplier to a full service, silicon-based solutions provider,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the fourth quarter ending December 31, 2025:

●	Revenue in the range of $730.0 million to $750.0 million.

●

GAAP gross margin between 54.9% and 55.5%. Non-GAAP gross margin (1) between 55.2% and 55.8%, which excludes the impact from stock-based compensation and related expenses as well as the impact from amortization of acquisition-related intangible assets.

●	GAAP operating expenses between $206.8 million and $212.8 million. Non-GAAP operating expenses (1) between $145.5 million and $149.5 million, which excludes estimated stock-based compensation and related expenses in the range of $61.3 million to $63.3 million.

●	Total stock-based compensation and related expenses of $63.2 million to $65.2 million including approximately $1.9 million that would be charged to cost of goods sold.

●	Interest and other income in the range of $7.4 million to $7.8 million before foreign exchange gains or losses.

●	Non-GAAP tax rate of 15% for 2025.

●	Fully diluted shares outstanding between 48.5 million and 48.9 million.

(1) Non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP other income, net and non-GAAP income before income taxes differ from net income, net income per share, gross margin, operating expenses, operating income, other income, net and income before income taxes determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Non-GAAP net income and non-GAAP net income per share exclude the effect of stock-based compensation and related expenses, which include stock-based compensation expense and employer payroll taxes in relation to the stock-based compensation, net deferred compensation plan expense, amortization of acquisition-related intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP operating income excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and deferred compensation plan expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income. Non-GAAP income before income taxes excludes the effect of stock-based compensation and related expenses, amortization of acquisition-related intangible assets and net deferred compensation plan expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation and related expenses, and amortization of acquisition-related intangible assets. Projected non-GAAP operating expenses exclude the effect of stock-based compensation and related expenses. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors’ understanding of MPS’s core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS. See the GAAP to non-GAAP reconciliations in the tables set forth below.

Earnings Commentary

Earnings commentary on the results of operations for the quarter ended September 30, 2025 is available under the Investor Relations page on the MPS website.

Earnings Webinar

MPS plans to host a question-and-answer webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, October 30, 2025. The live event will be held via a Zoom webcast, which can be accessed at: https://mpsic.zoom.us/j/95600837087. The Zoom webcast can also be accessed live over the phone by dialing (669) 444-9171; the webcast ID is 95600837087. A replay of the event will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying earnings webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the “Business Outlook” section, including, among other things, (i) projected revenue, GAAP and non-GAAP gross margin, GAAP and non-GAAP operating expenses, stock-based compensation and related expenses, amortization of acquisition-related intangible assets, other income before foreign exchange gains or losses, and fully diluted shares outstanding, (ii) our outlook for the fourth quarter of fiscal year 2025 and the near-term, medium-term and long-term prospects of MPS, including our ability to adapt to changing market conditions, performance against our business plan, our ability to grow despite the various challenges facing our business, our industry and the global economic environment, revenue growth in certain of our end markets, potential new business segments, our continued investment in research and development (“R&D”), expected revenue growth, customers’ acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) our ability to reduce our expenses, and (v) statements regarding the assumptions underlying or relating to any statement described in (i), (ii), (iii), or (iv). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying earnings webinar are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, continued uncertainties in the global economy, including due to the Russia-Ukraine and Middle East conflicts, global tariffs, export controls and retaliatory measures and announcements regarding same, inflation, consumer sentiment and other factors; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers or suppliers, and adoption of new or amended accounting standards; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, and tax laws (including the H.R.1 Act signed into law on July 4, 2025) or the interpretation of same, including in foreign countries where MPS has offices or operations; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; acceptance of, or demand for, our products, in particular the new products launched recently, being different than expected; our ability to increase market share in our targeted markets; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of any continuing impact from the Russia-Ukraine and Middle East conflicts); our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to attract new customers and retain existing customers; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; adverse changes in production and testing efficiency of our products; any political, cultural, military, regulatory, economic, foreign exchange and operational changes in China, where a significant portion of our manufacturing capacity comes from; any market disruptions or interruptions in our schedule of new product development releases; our ability to manage our inventory levels; adequate supply of our products from our third-party manufacturing partners; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; the ongoing consolidation of companies in the semiconductor industry; competition generally and the increasingly competitive nature of our industry; our ability to realize the anticipated benefits of companies and products that MPS acquires, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the risks, uncertainties and costs of litigation in which MPS is involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on our financial performance if our tax and litigation provisions are inadequate; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of epidemics and pandemics on the global economy and on our business; the risks associated with the financial market, economy, global tariffs, export controls and retaliatory measures and announcements regarding same, and geopolitical uncertainties, including the Russia-Ukraine and Middle East conflicts; and other important risk factors identified under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 3, 2025. MPS assumes no obligation to update the information in this press release or in the accompanying earnings webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a fabless global company that provides high-performance, semiconductor-based power electronics solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor expertise, and innovative proprietary technologies in the areas of semiconductor processes, system integration, and packaging. These combined advantages enable MPS to deliver reliable, compact, and monolithic solutions that are highly energy-efficient, cost-effective, and environmentally responsible while providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Executive Vice President and Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

MPSInvestor.Relations@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	September 30,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$1,081,251	$691,816
Short-term investments	188,233	171,130
Accounts receivable, net	241,560	172,518
Inventories	505,680	419,611
Other current assets	96,021	109,978
Total current assets	2,112,745	1,565,053
Property and equipment, net	597,311	494,945
Acquisition-related intangible assets, net	9,077	9,938
Goodwill	25,944	25,944
Deferred tax assets, net	1,300,260	1,326,840
Other long-term assets	161,055	194,377
Total assets	$4,206,392	$3,617,097

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$141,689	$102,526
Accrued compensation and related benefits	99,602	63,918
Other accrued liabilities	201,513	128,123
Total current liabilities	442,804	294,567
Income tax liabilities	78,261	65,193
Other long-term liabilities	117,380	111,570
Total liabilities	638,445	471,330
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 47,905 and 47,823, respectively	885,123	706,817
Retained earnings	2,705,527	2,487,461
Accumulated other comprehensive loss	(22,703)	(48,511)
Total stockholders’ equity	3,567,947	3,145,767
Total liabilities and stockholders’ equity	$4,206,392	$3,617,097

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$737,176	$620,119	$2,039,304	$1,585,435
Cost of revenue	330,948	276,676	913,830	708,973
Gross profit	406,228	343,443	1,125,474	876,462
Operating expenses:
Research and development	98,173	85,051	286,666	238,986
Selling, general and administrative	112,872	94,364	310,108	261,425
Total operating expenses	211,045	179,415	596,774	500,411
Operating income	195,183	164,028	528,700	376,051
Other income, net	10,392	10,278	27,743	27,330
Income before income taxes	205,575	174,306	556,443	403,381
Income tax expense	27,301	29,876	110,652	66,044
Net income	$178,274	$144,430	$445,791	$337,337

Net income per share:
Basic	$3.72	$2.96	$9.31	$6.93
Diluted	$3.71	$2.95	$9.28	$6.89
Weighted-average shares outstanding:
Basic	47,898	48,757	47,879	48,692
Diluted	48,042	48,964	48,022	48,945

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income	$178,274	$144,430	$445,791	$337,337

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation and related expenses	60,875	52,416	174,966	156,889
Amortization of acquisition-related intangible assets	320	320	960	983
Deferred compensation plan expense, net	423	141	698	294
Tax effect	(12,778)	1,479	692	(4,149)
Non-GAAP net income	$227,114	$198,786	$623,107	$491,354

Non-GAAP net income per share:
Basic	$4.74	$4.08	$13.01	$10.09
Diluted	$4.73	$4.06	$12.98	$10.04

Shares used in the calculation of non-GAAP net income per share:
Basic	47,898	48,757	47,879	48,692
Diluted	48,042	48,964	48,022	48,945

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross profit	$406,228	$343,443	$1,125,474	$876,462
Gross margin	55.1%	55.4%	55.2%	55.3%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation and related expenses	1,917	1,695	5,538	5,230
Amortization of acquisition-related intangible assets	287	287	861	884
Deferred compensation plan expense	500	543	942	1,083
Non-GAAP gross profit	$408,932	$345,968	$1,132,815	$883,659
Non-GAAP gross margin	55.5%	55.8%	55.5%	55.7%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total operating expenses	$211,045	$179,415	$596,774	$500,411

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation and related expenses	(58,958)	(50,721)	(169,428)	(151,659)
Amortization of acquisition-related intangible assets	(33)	(33)	(99)	(99)
Deferred compensation plan expense	(3,715)	(3,492)	(7,778)	(8,391)
Non-GAAP operating expenses	$148,339	$125,169	$419,469	$340,262

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total operating income	$195,183	$164,028	$528,700	$376,051

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation and related expenses	60,875	52,416	174,966	156,889
Amortization of acquisition-related intangible assets	320	320	960	983
Deferred compensation plan expense	4,215	4,035	8,720	9,474
Non-GAAP operating income	$260,593	$220,799	$713,346	$543,397

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total other income, net	$10,392	$10,278	$27,743	$27,330

Adjustments to reconcile other income, net to non-GAAP other income, net:
Deferred compensation plan income	(3,792)	(3,895)	(8,022)	(9,180)
Non-GAAP other income, net	$6,600	$6,383	$19,721	$18,150

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Total income before income taxes	$205,575	$174,306	$556,443	$403,381

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation and related expenses	60,875	52,416	174,966	156,889
Amortization of acquisition-related intangible assets	320	320	960	983
Deferred compensation plan expense, net	423	141	698	294
Non-GAAP income before income taxes	$267,193	$227,183	$733,067	$561,547

2025 FOURTH QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	December 31, 2025
	Low	High
Gross margin	54.9%	55.5%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation and other expenses	0.3%	0.3%
Non-GAAP gross margin	55.2%	55.8%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	December 31, 2025
	Low	High
Operating expenses	$206,800	$212,800
Adjustments to reconcile operating expenses to non-GAAP operating expenses:
Stock-based compensation and other expenses	(61,300)	(63,300)
Non-GAAP operating expenses	$145,500	$149,500